UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-04058

The Korea Fund, Inc.

(Exact name of registrant as specified in charter)

4 Embarcadero Center, 30th Floor, San Francisco, CA	94111
(Address of principal executive offices)	(Zip code)

Brian S. Shlissel - 1345 Avenue of the Americas, New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3369

Date of fiscal year end: June 30, 2008

Date of reporting period: December 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORT TO STOCKHOLDERS

Semi-Annual Report
December 31, 2007

Contents

Portfolio Manager’s Report	1-4
Performance & Statistics	5
Schedule of Investments	6-8
Statement of Assets and Liabilities	9
Statement of Operations	10
Statement of Changes in Net Assets	11
Notes to Financial Statements	12-16
Financial Highlights	17
Stockholder Meeting Results/Proxy Voting Policies & Procedures	18

The Korea Fund, Inc.
Portfolio Manager’s Report
December 31, 2007 (unaudited)

Over the past six months to December 31, 2007, the KOSPI Index, the Fund’s benchmark, delivered a total return of 8.81% in Korean Won (KRW) and 7.39% in USD.

For the six-month period ended December 31, 2007, the total return of the Korea Fund, Inc. on NAV basis was 8.94% (net of fees) and, based on the market price, was 12.13%. The market price closed 2007 at USD 26.51 per share, representing a discount of 8.59% to NAV.

The KOSPI Index closed the half year period at 1897.13 on December 31, 2007. We believe that markets in the period remained very vulnerable to bad news regarding the U.S. sub-prime fallout. The KOSPI Index took a severe blow in August, with the index correcting downwards to 1640 levels, after having touched the 2000 mark in July. Korea, however, generally fared better than its regional peers during the period including Japan (Nikkei 225 -15.6%) and Taiwan (Taiwan Taiex -5.5%), although it failed to show the resilience of Hong Kong/China (HangSeng +25.7%, Shanghai Composite +37.7%). Domestic institutions continued to support the market, with net buying over KRW 15 trillion, while foreigners net sold almost KRW 25 trillion. Domestic money flows were supportive, as inflows into equity funds remained strong, growing at an average of 10% month-on-month during the period. Towards the end of the year the market witnessed stronger growth into the onshore listed, overseas invested funds, especially those focused on China and BRICs (Brazil, China, India and China). Domestic earnings growth also supported the market, as the top 500 companies showed an aggregate 24% growth in operating profit during the year. In general, appreciation of the KRW slowed in 2007 vs. the previous year with the currency showing two patches of weakness in August and November due to the withdrawal of overseas liquidity on the back of increased risk aversion generated by the aforementioned global credit concerns.

The most important event in the period was the presidential election, which took place on December 19. Mr. Myung-Bak Lee came out as the winner by a wide margin, as had been expected throughout the year, despite his opponents going as far as proposing an independent prosecution regarding the so-called BBK scandal (alleged stock price manipulation). The construction sector rose 10.5% during the period, on expectations of policy reversals by the new government to revive the ailing real estate market. The Samsung Group’s regulatory problems arising out of allegations of the use of slush funds created negative sentiment and impacted many Samsung names including Samsung Corp.

In terms of sectors, insurance was the best performer, rising 45% during the period. Non-life insurance companies saw earnings turn around as auto line premium hikes fed through to earnings. The sector was also supported by M&A activity, as the Lotte Group agreed to pay nearly 5 times Price-to-Book Ratio for a controlling stake in Daehan Fire & Marine. The transportation sector also outperformed the KOSPI Index, rising 32%. Korean Air was a major

12.31.07 | The Korea Fund, Inc. Semi-Annual Report 1

The Korea Fund, Inc.
Portfolio Manager’s Report
December 31, 2007 (unaudited) (continued)

propellant, as were Korea Line and STX Pan Ocean on the back of soaring bulk rates. The telecom sector also fared well, rising 11%, supported by the announcement of SK Telecom’s acquisition of Hanaro Telecom, which also spurred speculation that KT Freetel would also soon be merged into KT Corp. Banks, on the other hand, lagged the KOSPI index, falling 8% during the 6 month period. Pessimism pervaded the financial sector amidst global credit concerns whilst the implementation of increased provisioning requirements on SME loans pressured the banking sector. Of note, Korean banks were little exposed to sub-prime mortgages, with Woori Bank being the only one with meaningful exposure to collateralized debt obligations (CDO’s). The technology sector remained lackluster, falling slightly by 0.1%, as memory chips showed no signs of an imminent recovery. Within the sector however, LG Electronics (LGE) and LG Philips LCD did show strength, rising over 30% and 15%, respectively, during the period. Led by new management, LGE was able to boast a meaningful turnaround in its handset operations, and many became believers of its restructuring story. LPL was able to ride the industry upturn to post meaningful profits for the first time in multiple years.

Performance Attribution Review

During the third quarter 2007, our overweight position in industrials worked well-contributing more than half of the Fund’s outperformance over the KOSPI Index. In addition, our underweight positions in the consumer discretionary, materials and utilities sectors have made positive contributions to the Fund’s performance. While maintaining an overweight position, we selectively reduced our stake in the technology sector owing to our concerns over possible decline in U.S. consumer demand and a worse-than-expected outlook of the memory chip market. However, we increased the weighting of NHN Corp, our key non-benchmark stock, early in the quarter, which provided very strong performance towards the end of the quarter. Despite high market volatility during the quarter, sparked by the U.S. sub-prime mortgage market, we maintained our strategy of keeping an overweight stance in the over industrials sector, which was instrumental to our performance.

During the fourth quarter 2007, our overweight position in information technology contributed most to the Fund’s positive total return. Within the sector, NHN Corp was the biggest contributor to performance, combined with our underweight position in the semi-conductor industry, generated the outperformance over the KOSPI Index. Although the industrial sector did not contribute to performance as much as we expected, individual stocks in the sector, such as Hyundai Heavy and Hyundai Development were among the top performers. However, two shipbuilding stocks, Daewoo Shipbuilding & Marine and Samsung Heavy Industries, were among the major negative contributors to the fund’s performance during the period. In addition, our underweight stance in telecom services turned out to be a negative influence on

2 The Korea Fund, Inc. Semi-Annual Report | 12.31.07

The Korea Fund, Inc.
Portfolio Manager’s Report
December 31, 2007 (unaudited) (continued)

the Fund’s performance, as the sector rallied amid weakening market participants’ risk appetite and higher expectations of industry consolidation. During the fourth quarter, keeping our overweight position in the industrial sector, we trimmed our positions in the sub-sector of shipbuilding, locking in profits and switched more to the construction sector. We also cut our stake further in components of the consumer discretionary sector such as auto parts and department stores, given the weak operating environment and unattractive valuations.

Market Outlook

In the 1Q of 2008, we expect the Korean economy will show slower growth momentum with more negative economic developments including: 1) slower year-on-year growth in the export sector amid deteriorating global economic growth; 2) inflationary pressures from higher import prices; and 3) rising interest rates, which may slow household spending.

However, we believe that Korean economy will pass through these headwinds, driven by global markets much better than in the past given that the new government led by Mr. Myung-Bak Lee has stated it intends to pursue ‘pro-growth’ policies in 2008: tax cuts for both households and corporates, deregulation of the property market, implementation of policies which will be favorable to foreign direct investment and increase in R&D and SOC investment.

We believe the stock market is likely to see increased volatility in the short term given our assessment on the macro side. However, we believe once the new government’s policies are fully implemented the outlook for the stock market will be positive in the medium term. We do not expect Bank of Korea (BOK) to cut interest rates quickly with concerns over increasing inflationary pressure. However, the BOK may take a more flexible monetary policy once it sees there is a higher downside risk to economic growth.

12.31.07 | The Korea Fund, Inc. Semi-Annual Report 3

The Korea Fund, Inc.
Portfolio Manager’s Report
December 31, 2007 (unaudited) (continued)

The views expressed in the Portfolio Manager’s Review reflect the views of the respective parties as of the date of this report. These views are subject to change at any time based upon economic, market or other conditions, and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund. References to specific company securities should not be construed as a recommendation or investment advice. Certain of these views that look forward in time involve risks and uncertainties and are forward looking statements within the meaning of the Private Securities Litigations Reform Act of 1995. Such risks and uncertainties include, without limitation, the adverse effect from a decline in the securities markets or a decline in the Fund’s performance, a general downturn in the economy, competition from other companies, changes in government policy or regulation, inability to attract or retain key employees, inability to implement its operating strategy and/or acquisition strategy and unforeseen costs and other effects related to legal proceedings or investigations of governmental and self-regulating organizations.

4 The Korea Fund, Inc. Semi-Annual Report | 12.31.07

The Korea Fund, Inc.
Performance & Statistics
December 31, 2007 (unaudited)

Total Return(1)	Six Months	1 Year	5 Years	10 Years
Market Price	12.13%	29.92%	32.92%	26.75%
Net Asset Value (‘‘NAV’’)	8.94%	27.40%	28.93%	31.83%
KOSPI(2)	7.39%	31.40%	30.81%	24.75%
MSCI Korea (Total Return)(3)	8.75%	31.85%	30.89%	30.57%
MSCI Korea (Price Return)(3)	8.64%	29.95%	28.81%	28.71%

Market Price/NAV Performance:

December 31, 1997 – December 31, 2007

Industry Breakdown as a % of net assets:

Market Price/NAV:
Market Price	$26.51
NAV	$29.00
Discount to NAV	(8.59)%

10 Largest Holdings as a % of net assets:
Samsung Electronics Co., Ltd. Manufacturer of electronic parts	7.5%
POSCO Manufacturer of steel	7.1%
Hyundai Heavy Industries Co., Ltd. Manufacturer of ships	6.4%
Shinhan Financial Group Co., Ltd. Provider of consumer and commercial banking services	4.8%
Shinsegae Co., Ltd. Operator of discount stores	3.5%
GS Engineering & Construction Corp. Contracts civil engineering and architectural works	3.4%
Daewoo Shipbuilding & Marine Engineering Co., Ltd. Manufacturer of ships	3.3%
Samsung Fire & Marine Insurance Co., Ltd. Provider of insurance products	3.3%
Samsung Corp. General trading company	3.3%
KT&G Corp. Producer of tobacco products	3.2%

(1)	Past performance is no guarantee of future results. Total return is calculated by subtracting the value of an investment in the Fund at the beginning of the specified period from the value at the end of the period and dividing the remainder by the value of the investment at the beginning of the period and expressing the result as a percentage. The calculation assumes that all income dividends and capital gain distributions have been reinvested. Total return does not reflect broker commissions. Total return for a period of less than one year is not annualized. Total return for a period of more than one year represents the average annual return.

(2)	The Korea Composite Stock Price Index (‘‘KOSPI’’) is an unmanaged capitalization-weighted index of all common shares on the Stock Market Division of the Korea Exchange (formerly the ‘‘Korea Stock Exchange’’). The KOSPI returns unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in the index. Total return for a period of more than one year represents the average annual return.

(3)	Morgan Stanley Capital International (‘‘MSCI’’) Korea Index is a market capitalization-weighted index of equity securities of companies domiciled in Korea. The index is designed to represent the performance of the Korean stock market and excludes certain market segments unavailable to U.S. based investors. The MSCI Korea (Total Return) returns assume reinvestment of dividends while the MSCI Korea (Price Return) returns do not and, unlike Fund returns, neither index reflects any fees or expenses. It is not possible to invest directly in the index. Total return for a period of more than one year represents the average annual return.

An investment in the Fund involves risk, including the loss of principal. Total return, market price and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

12.31.07 | The Korea Fund, Inc. Semi-Annual Report 5

The Korea Fund, Inc.
Schedule of Investments
December 31, 2007 (unaudited)

Shares		Value
COMMON STOCK–102.2%
	Airlines–2.1%
210,406	Korean Air Lines Co., Ltd. (a)	$17,080,930
	Capital Markets–2.8%
273,101	Korea Investment Holdings Co., Ltd.	23,249,534
	Chemicals–3.6%
34,073	KCC Corp. (a)	19,091,946
118,664	LG Chem Ltd.	11,225,047
		30,316,993
	Commercial Banks–10.2%
329,556	Kookmin Bank	24,292,895
1,297,260	Korea Exchange Bank (b)	20,125,411
709,631	Shinhan Financial Group Co., Ltd.	40,253,679
		84,671,985
	Commercial Services & Supplies–1.7%
237,139	S1 Corp. (a)	14,211,424
	Construction & Engineering–8.5%
170,326	GS Engineering & Construction Corp.	28,008,359
239,800	Hyundai Development Co.	23,181,762
205,777	Hyundai Engineering & Construction Co., Ltd. (a) (b)	19,130,252
		70,320,373
	Consumer Finance–2.1%
334,746	Samsung Card Co., Ltd.	17,800,013
	Diversified Consumer Services–0.9%
26,656	MegaStudy Co., Ltd.	7,579,710
	Diversified Industrials–2.7%
307,347	LG Corp.	22,639,727
	Electrical Equipment–1.9%
299,821	LG.Philips LCD Co., Ltd. (a)	15,855,071
	Electronic Equipment & Instruments–1.6%
636,950	S.E. Co., Ltd. (b) (c)	0
213,414	SFA Engineering Corp. (a)	13,591,795
		13,591,795
	Food & Staples Retailing–3.5%
37,262	Shinsegae Co., Ltd.	28,714,014
	Hotels, Restaurants & Leisure–1.6%
166,306	Hana Tour Service, Inc.	13,487,833
	Insurance–3.3%
101,909	Samsung Fire & Marine Insurance Co., Ltd.	27,428,124
	Internet Software & Services–4.3%
552,013	LG Dacom Corp.	12,416,848
97,495	NHN Corp. (b)	23,248,324
		35,665,172

6 The Korea Fund, Inc. Semi-Annual Report | 12.31.07

The Korea Fund, Inc.
Schedule of Investments
December 31, 2007 (unaudited) (continued)

Shares		Value
	Machinery–1.5%
93,947	Doosan Heavy Industries and Construction Co., Ltd. (a)	$12,485,874
	Media–2.9%
52,938	Cheil Communications, Inc.	15,866,538
1,075,550	ON*Media Corp. (a) (b)	7,960,161
		23,826,699
	Metals & Mining–8.8%
276,625	Dongkuk Steel Mill Co., Ltd.	13,879,003
98,249	POSCO	59,360,111
		73,239,114
	Oil & Gas–2.7%
115,924	SK Energy Co., Ltd.	22,113,275
	Pharmaceuticals–1.7%
66,417	Yuhan Corp. (a)	14,334,706
	Road & Rail–1.7%
131,186	Korea Express Co., Ltd. (b)	14,057,484
	Semi-conductors–9.1%
106,051	Samsung Electronics Co., Ltd.	62,410,752
297,260	Samsung Techwin Co., Ltd. (a)	13,158,400
		75,569,152
	Shipbuilding–12.1%
509,463	Daewoo Shipbuilding & Marine Engineering Co., Ltd.	27,789,985
114,539	Hyundai Heavy Industries Co., Ltd.	53,386,646
469,160	Samsung Heavy Industries Co., Ltd.	19,913,387
		101,090,018
	Tobacco–3.2%
315,246	KT&G Corp.	26,762,365
	Wholesale–5.3%
415,550	Daewoo International Corp.	17,383,109
356,652	Samsung Corp.	27,058,976
		44,442,085
	Wireless Telecommunications Services–2.4%
74,431	SK Telecom Co., Ltd.	19,627,815
	Total Common Stock (cost–$431,216,053)	850,161,285

12.31.07 | The Korea Fund, Inc. Semi-Annual Report 7

The Korea Fund, Inc.
Schedule of Investments
December 31, 2007 (unaudited) (continued)

Principal Amount (000)		Value
CONVERTIBLE BONDS–0.0%
	Consumer Staples–0.0%
WON 2,161	Haitai Confectionery Loan Certificates, zero coupon,11/28/09 (b) (d) (cost–$0)	$0
Shares
SHORT-TERM INVESTMENTS–6.1%
	Collateral Invested for Securities on Loan (e)–6.1%
51,036,195	BNY Institutional Cash Reserves Fund, 5.012% (cost–$51,036,195)	51,036,195
	Total Investments (cost–$482,252,248) (f)–108.3%	901,197,480
	Liabilities in excess of other assets–(8.3)%	(69,125,397)
	Net Assets–100.0%	$832,072,083

Notes to Schedule of Investments:

(a)	All or portion of security on loan with an aggregate market value of $48,132,442; cash collateral of $51,036,195 was received with which the Fund purchased short-term investments.

(b)	Non-income producing.

(c)	The Fund may purchase securities that are subject to legal or contractual restrictions on resale (‘‘restricted securities’’). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund’s decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.

Restricted Security	Acquisition Date	Cost ($)	Value ($)	% of Net Assets
S.E. Co., Ltd.	12/22/00	1,616,637	0	0

(d)	Company in restructuring process, principal only subject to repayment.

(e)	Security purchased with the cash proceeds from securities on loan.

(f)	Securities with an aggregate value of $810,013,319, representing 97.35% of net assets, were valued utilizing modeling tools provided by a third-party vendor as described in Note 1(a) in the Notes to Financial Statements.

Glossary:

WON–Korean Won

8 The Korea Fund, Inc. Semi-Annual Report | 12.31.07 | See accompanying Notes to Financial Statements

The Korea Fund, Inc.
Statement of Assets and Liabilities
December 31, 2007 (unaudited)

Assets:
Investments, at value, including securities on loan of $48,132,442 (cost–$482,252,248)	$901,197,480
Cash (including foreign currency with a cost and value of $11,462,141 and $11,380,422, respectively)	17,525,434
Dividends receivable	8,419,321
Receivable for investments sold	2,633,124
Securites lending interest receivable (net)	77,742
Prepaid expenses	40,217
Total Assets	929,893,318
Liabilities:
Payable for collateral for securities on loan	51,036,195
Dividends payable	42,171,457
Payable for investments purchased	3,548,356
Investment management fees payable	532,151
Accrued expenses	533,076
Total Liabilities	97,821,235
Net Assets	$832,072,083
Net Assets:
Common Stock:
Par value ($0.01 per share, applicable to 28,688,066 shares issued and outstanding)	$286,881
Paid-in-capital in excess of par	256,799,523
Undistributed net investment income	838,399
Accumulated realized gain	155,245,026
Net unrealized appreciation of investments and foreign currency transactions	418,902,254
Net Assets	$832,072,083
Net Asset Value Per Share	$29.00

See accompanying Notes to Financial Statements | 12.31.07 | The Korea Fund, Inc. Semi-Annual Report 9

The Korea Fund, Inc.
Statement of Operations
Six months ended December 31, 2007 (unaudited)

Investment Income:
Dividends (net of foreign withholding taxes of $1,676,635)	$8,484,788
Securities lending income	632,098
Interest (net of foreign withholding taxes of $8,224)	150,335
Total investment income	9,267,221
Expenses:
Investment management fees	3,912,016
Custodian fees	612,328
Legal fees	328,093
Directors’ fees and expenses	169,924
Stockholder communications	145,181
Insurance expense	81,317
Accounting agent fees	54,798
Audit and tax services	41,400
Transfer agent fees	8,734
Miscellaneous	29,661
Total expenses	5,383,452
Net Investment Income	3,883,769
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	228,565,113
Foreign currency transactions	(689,282)
Net change in unrealized appreciation/depreciation of:
Investments	(126,241,232)
Foreign currency transactions	(24,867)
Net realized and change in unrealized gain on investments and foreign currency transactions	101,609,732
Net Increase in Net Assets Resulting from Investment Operations	$105,493,501

10 The Korea Fund, Inc. Semi-Annual Report | 12.31.07 | See accompanying Notes to Financial Statements

The Korea Fund, Inc.
Statement of Changes in Net Assets

	Six Months ended December 31, 2007	Year ended
	(unaudited)	June 30, 2007
Investment Operations:
Net investment income	$3,883,769	$9,643,928
Net realized gain on investments, redemption-in-kind, investments in Affiliates and foreign currency transactions	227,875,831	464,768,036
Net change in unrealized appreciation/depreciation of investments and foreign currency transactions	(126,266,099)	(211,007,677)
Net increase in net assets resulting from investment operations	105,493,501	263,404,287
Dividends and Distributions to Shareholders from:
Net investment income	(4,920,003)	(10,994,589)
Net realized gains	(424,125,081)	(161,812,200)
Total dividends and distributions to shareholders	(429,045,084)	(172,806,789)
Capital Share Transactions:
Reinvestment of dividends and distributions	122,407,521	—
Cost of shares tendered	—	(105,467,939)
Net increase (decrease) from capital transactions	122,407,521	(105,467,939)
Total decrease in net assets	(201,144,062)	(14,870,441)
Net Assets:
Beginning of period	1,033,216,145	1,048,086,586
End of period (including undistributed net investment income of $838,399 and $1,874,633, respectively)	$832,072,083	$1,033,216,145

Other Information:
Shares outstanding at beginning of period	24,270,617	26,967,347
Shares issued in reinvestment of dividends and distributions	4,417,449	—
Shares tendered	—	(2,696,730)
Shares outstanding at the end of period	28,688,066	24,270,617

See accompanying Notes to Financial Statements | 12.31.07 | The Korea Fund, Inc. Semi-Annual Report 11

The Korea Fund, Inc.
Notes to Financial Statements
December 31, 2007 (unaudited)

1. Organization and Significant Accounting Policies

The Korea Fund, Inc. (the ‘‘Fund’’) is registered under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’), as a closed-end, non-diversified management investment company organized as a Maryland corporation.

The Fund seeks long-term capital appreciation through investment in securities, primarily equity securities, of Korean companies.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

In the normal course of business, the Fund enters into contracts which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been asserted. However, the Fund expects the risk of any loss to be remote.

In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, ‘‘Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109’’ (the ‘‘Interpretation’’). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Fund management has determined that its evaluation of the Interpretation has resulted in no impact to the Fund’s financial statements at December 31, 2007.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (‘‘SFAS’’) 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, the Fund is in the process of reviewing SFAS 157 against its current valuation policies to determine future applicability.

The following is a summary of significant accounting policies followed by the Fund:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments, for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to guidelines established by the Board of Directors or persons acting at their discretion pursuant to guidelines established by the Board of Directors. The Fund’s investments are valued daily and the net asset value (‘‘NAV’’) is calculated as of the close of regular trading (normally 4:00 p.m. Eastern time) on the New York Stock Exchange (‘‘NYSE’’) on each day the NYSE is open for business using prices supplied by dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the last quoted mean price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. With respect to Korean equity securities, the Fund fair values its securities daily using modeling tools provided by a statistical research service. This service utilizes statistics and programs based on historical performance of markets and other economic data (which may include changes in the value of U.S. securities or security indices). Fair value estimates used by the Fund for Korean equity securities may differ from the value realized from the sale of those securities. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on a trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Realized gains and losses on investments are recorded on the identified cost basis.

Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Korean-based corporations have generally adopted calendar year-ends, and their interim and final corporate actions are normally approved, finalized and announced by their boards of directors and shareholders in the first and third quarters of each calendar year. Generally, estimates of their dividends are accrued by management on the ex-dividend date principally in the

12 The Korea Fund, Inc. Semi-Annual Report | 12.31.07

The Korea Fund, Inc.
Notes to Financial Statements
December 31, 2007 (unaudited) (continued)

1. Organization and Significant Accounting Policies (continued)

prior December and/or June period ends. These dividend announcements are recorded by the Fund on such ex-dividend dates. Any subsequent adjustments thereto by Korean corporations are recorded when announced. Presently, dividend income from Korean equity investments is earned primarily in the last calendar quarter of each year, and will be received primarily in the first calendar quarter of each year. Certain other dividends and related withholding taxes, if applicable, from Korean securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends and taxes.

(c) Federal Income Taxes

The Fund intends to distribute all of its taxable income and to comply with the requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Under the United States-Korea Income Tax Treaty (the ‘‘Treaty’’), as presently in effect, the government of Korea imposes a nonrecoverable withholding tax and resident tax aggregating 16.5% on dividends and 13.2% on interest earned by the Fund from Korean issuers. Under the Treaty, there is no Korean withholding tax on realized capital gains.

The Fund was subject to a securities transaction tax aggregating $524,495 due to the tender offer and redemption-in-kind of the Fund’s Korean securities that occurred on September 27, 2006 (see Notes 1(d) and 6). This tax and related fees of $50,000 were charged to net realized gain (loss) on investments.

(d) Foreign Investment and Exchange Controls in Korea

The Foreign Exchange Transaction Act, the Presidential Decree relating to such Act and the regulations of the Minister of Finance and Economy issued there under impose certain limitations and controls which generally affect foreign investors in Korea. Through August 18, 2005, the Fund had a license from the Ministry of Finance and Economy to invest in Korean securities and to repatriate income received from dividends and interest earned on, and net realized capital gains from, its investments in Korean securities or to repatriate from investment principal up to 10% of the net asset value (taken at current value) of the Fund (except upon termination of the Fund, or for expenses in excess of Fund income, in which case the foregoing restriction shall not apply). Under the Foreign Exchange Transaction Act, the Minister of Finance and Economy has the power, with prior public notice of scope and duration, to suspend all or a part of foreign exchange transactions when emergency measures are deemed necessary in case of radical change in the international or domestic economic situation. The Fund could be adversely affected by delays in, or the refusal to grant, any required governmental approval for such transactions.

In order to complete its tender offer (See Note 6), however, the Fund relinquished its license from the Korean Ministry of Finance and Economy effective August 19, 2005. The Fund had engaged in negotiations with the Korean Ministry of Finance and Economy concerning the feasibility of the Fund’s license being amended to allow the Fund to repatriate more than 10% of Fund capital. However, the Ministry of Finance and Economy advised the Fund that the license cannot be amended as a result of a change in the Korean regulations. As a result of the relinquishment of the license, the Fund is subject to the Korean securities transaction tax equal to 0.3% of the fair market value of any portfolio securities transferred by the Fund on the Korea Exchange and 0.5% of the fair market value of any portfolio securities transferred outside of the Korea Exchange. The relinquishment will not otherwise affect the Fund’s operations.

Various restrictions currently apply with respect to investing in equity securities of Korean banks and certain designated public corporations and telecommunications corporations listed on the Korea Exchange. As of December 31, 2007, the Fund and its affiliates would require the approval of the Financial Supervisory Commission (the ‘‘FSC’’) before obtaining aggregate beneficial ownership of more than 10% of the outstanding voting shares of a national bank such as Kookmin Bank or 15% of the outstanding voting shares of a regional bank such as Jeonbuk Bank, and additional FSC approvals would be required before specified higher ownership percentages could be exceeded. With respect to certain public and telecommunications corporations, the Fund’s holdings in SK Telecom Co., Ltd. were subject to a foreign ownership limit of 49% as of December 31, 2007.

12.31.07 | The Korea Fund, Inc. Semi-Annual Report 13

The Korea Fund, Inc.
Notes to Financial Statements
December 31, 2007 (unaudited) (continued)

1. Organization and Significant Accounting Policies (continued)

(e) Dividends and Distributions

The Fund declares dividends from net investment income and distributions of net realized capital gains, if any, annually. The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These ‘‘book-tax’’ differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes; they are reported as dividends and/or distributions of paid-in capital in excess of par.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in passive foreign investment companies, foreign denominated securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

(f) Foreign Currency Translation

The Fund’s accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.

At December 31, 2007, the exchange rate for Korean won was WON 936.05 to U.S. $1.

(g) Securities Lending

The Fund may engage in securities lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, the Fund will continue to receive any dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Securities lending income is disclosed as such in the Statement of Operations. Income generated from the investment of cash collateral, less negotiated rebate fees paid to borrowers and transaction costs, is allocated between the Fund and securities lending agent. Cash collateral received for securities on loan is invested in securities identified in the Schedule of Investments and the corresponding liability is recognized as such in the Statement of Assets and Liabilities. Loans are subject to termination at the option of the borrower or the Fund.

Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund also bears the risk of loss in the event the securities purchased with cash collateral depreciate in value.

(h) Concentration of Risk

Investing in the Korean market may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currency, high rates of inflation, Korean taxes, repatriation restrictions on income and capital, corporate bankruptcy and future adverse political, social and economic developments. Moreover, securities issued in this market may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States.

14 The Korea Fund, Inc. Semi-Annual Report | 12.31.07

The Korea Fund, Inc.
Notes to Financial Statements
December 31, 2007 (unaudited) (continued)

2. Investment Manager/Sub-Adviser/Sub-Administrator

The Fund has entered an Investment Management Agreement (the ‘‘Agreement’’) with RCM Capital Management LLC (the ‘‘Investment Manager’’). Subject to the supervision of the Board of Directors, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs, and other administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable monthly, at the annual rate of 0.75% of the value of the Fund’s average daily net assets up to $250 million; 0.725% of the next $250 million of average daily net assets; 0.70% of the next $250 million of average daily net assets; 0.675% of the next $250 million of average daily net assets and 0.65% of average daily net assets in excess of $1 billion. For the six months ended December 31, 2007, the Fund paid investment management fees at an effective rate of 0.71% of the Fund’s average daily net assets.

The Investment Manager has retained its affiliates, RCM Asia Pacific Limited (the ‘‘Sub-Adviser’’) and Allianz Global Investors Fund Management LLC (the ‘‘Sub-Administrator’’) to manage the Fund’s investments and provide administrative services to the Fund, respectively. The Investment Manager and not the Fund, pays a portion of the fee it receives to the Sub-Adviser and Sub-Administrator in return for their services. The Investment Manager, Sub-Adviser and Sub-Administrator are indirect wholly-owned subsidiaries of Allianz SE, a publicly traded insurance and financial services company.

3. Investment in Securities

During the six months ended December 31, 2007, purchases and sales of investment securities (excluding short-term investments) aggregated $189,106,161 and $473,999,706, respectively.

4. Income Tax Information

The cost basis of portfolio securities of $482,252,248 is substantially the same for both federal income tax and financial reporting purposes. Aggregated gross unrealized appreciation for securities in which there is an excess value over tax cost is $435,020,870; aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $16,075,638; net unrealized appreciation for federal income tax purposes is $418,945,232.

5. Share Repurchases

The Board has authorized the Fund to affect periodic repurchases of it shares in the open market from time to time when the Fund’s shares trade at a discount to their net asset value. Subject to periodic review by the Board of Directors, repurchases may be made at such time and in such amounts as the Fund’s Investment Manager believes will further the achievements of the Fund’s objectives. The Board revised the share repurchase program at the Fund’s October 24, 2007 regularly scheduled Board meeting. Under the new share repurchase program the Fund’s Investment Manager and Sub-Adviser monitor the Fund’s discount weekly and if the Fund’s daily average discount during the preceding 20 business days exceeds a certain threshold as determined by the Board from time to time, a meeting of the Buyback Committee will be convened. The Buyback Committee is comprised of three Independent Directors, the Fund’s President, Treasurer, Assistant Treasurer, and Secretary and the Director of Closed-End Funds of the Sub-Administrator. The Buyback Committee, once convened, is responsible for deciding whether to implement a share repurchase. The Fund did not repurchase shares during the six months ended December 31, 2007 or the year ended June 30, 2007.

6. Tender Offer

On September 29, 2006, the Fund commenced a tender offer up to 2,696,734 of its shares of common stock, representing approximately 10% its outstanding shares, in exchange for Korean portfolio securities of the Fund at a price per share equal to 98% of the net asset value per share on October 30, 2006, the day after expiration of the offer. Stockholders exchanging their shares in the offer received a pro-rata share of the Fund’s portfolio. The shares tendered were 2,696,730 with a value of $105,467,939.

7. Fund Ownership

At December 31, 2007, the City of London Investment Group PLC held approximately 15% of the Fund’s outstanding shares according to regulatory filings made by the City of London Investment Group, PLC.

8. Legal Proceedings

The disclosure relates to the Sub-Administrator, certain of its affiliates and their employees. The Investment Manager, Sub-Adviser, and Sub-Administrator believe that the matters discussed below are not likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory activities relating to the Fund.

12.31.07 | The Korea Fund, Inc. Semi-Annual Report 15

The Korea Fund, Inc.
Notes to Financial Statements
December 31, 2007 (unaudited) (continued)

In June and September 2004, the Sub-Administrator, certain of its affiliates (including Allianz Global Investors Distributors LLC, PEA Capital LLC and Allianz Global Investors of America), agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (the ‘‘Commission’’), the New Jersey Attorney General and the California Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Sub-Administrator serves as investment adviser. Two settlements related to an alleged ‘‘market timing’’ arrangement in certain open-end funds formerly sub-advised by PEA Capital LLC. The Sub-Administrator and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. None of the settlements allege that any inappropriate activity took place with respect to the Fund.

Since February 2004, the Sub-Administrator and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning ‘‘market timing,’’ and ‘‘revenue sharing/shelf-space/directed brokerage,’’ which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the United States District Court for the District of Maryland. Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against the Sub-Administrator or their affiliates or related injunctions.

The foregoing speaks only as of the date hereof.

9. Subsequent Event – In-Kind Tender Offer for 15% of Shares

On January 14, 2008, the Fund’s Board of Directors announced that the Fund will commence an in-kind tender offer to purchase 15% of its outstanding shares at a price per share equal to 98% of the Fund’s net asset value as of the day following the offer’s expiration. The tender offer is expected to commence during the first quarter of 2008 subject to the receipt of required regulatory authorization.

16 The Korea Fund, Inc. Semi-Annual Report | 12.31.07

The Korea Fund, Inc.
Financial Highlights
For a share of stock outstanding throughout each period:

	Six Months ended December 31, 2007 (unaudited)	Year ended June 30,
		2007	2006	2005	2004	2003
Net asset value, beginning of period	$42.57	$38.87	$29.10	$21.55	$17.62	$20.20
Investment Operations:
Net investment income (1)	0.15	0.38	0.33	0.40	0.20	0.17
Net realized and change in unrealized gain (loss) on investments, redemptions-in-kind, investments in Affiliates, and foreign currency transactions	4.15	10.36	9.89	7.80	3.90	(1.90)
Total from investment operations	4.30	10.74	10.22	8.20	4.10	(1.73)
Dividends and Distributions to Stockholders from:
Net investment income	(0.17)	(0.45)	(0.50)	(0.45)	(0.30)	(0.18)
Net realized gains	(17.24)	(6.67)	(0.35)	(0.20)	—	(0.67)
Total dividends and distributions to stockholders	(17.41)	(7.12)	(0.85)	(0.65)	(0.30)	(0.85)
Capital Share Transactions:
Accretion (dilution) to net asset value, resulting from share repurchases, shares tendered and reinvestment of distributions for shares at value	(0.46)	0.08	0.40	—	0.13	0.00†
Net asset value, end of period	$29.00	$42.57	$38.87	$29.10	$21.55	$17.62
Market price, end of period	$26.51	$39.59	$36.33	$27.35	$18.85	$14.99
Total Investment Return: (2)
Net asset value	8.94%	31.08%	36.50%	38.43%	24.07%	(8.34)%
Market price	12.13%	32.39%	35.72%	49.06%	27.66%	(4.29)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$832,072	$1,033,216	$1,048,087	$1,300,842	$963,133	$878,642
Ratio of expenses to average net assets	0.97%*	0.96%	0.89%	1.13%	1.27%	1.26%
Ratio of net investment income to average net assets	0.70%*	0.99%	0.90%	1.58%	0.94%	0.99%
Portfolio turnover	18%	50%	9%	10%	20%	7%

†	Less than $0.005 per share.

*	Annualized.

(1)	Calculated on average shares outstanding.

(2)	Total investment return is calculated by subtracting the value of an investment in the Fund at the beginning of the specified period from the value at the end of the period and dividing the remainder by the value of the investment at the beginning of the period and expressing the result as a percentage. The calculation assumes that all income dividends and capital gain distributions have been reinvested. Total investment return does not reflect broker commisions. Total investment return for a period of less than one year is not annualized.

See accompanying Notes to Financial Statements | 12.31.07 | The Korea Fund, Inc. Semi-Annual Report 17

The Korea Fund, Inc.
Stockholder Meeting Results/Proxy Voting Policies & Procedures (unaudited)

Stockholder Meeting Results:

The Fund held its annual meeting of stockholders on October 24, 2007 which was adjourned to November 14, 2007. The following matters as presented below were voted upon by the Fund’s Stockholders.

	Affirmative	Withheld Authority
Re-election of Julian Reid – Class I Director to serve until 2010	14,328,250	430,351
Re-election of Christopher Russell – Class I Director to serve until 2010	14,320,294	438,307
To approve the amendment to the fundamental investment restriction on securities lending	11,324,520	207,435
To approve the amendment to the fundamental investment restriction on commodities and commodity contracts	10,984,554	216,967

Ronaldo A. da Frota Nogueira, Richard A. Silver and Kesop Yun continue to serve as Directors of the Fund.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available (i) without charge, upon request, by calling the Fund’s stockholder servicing agent at (800) 331-1710; (ii) on the Fund’s website at www.thekoreafund.com; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

18 The Korea Fund, Inc. Semi-Annual Report | 12.31.07

Directors and Principal Officers

Julian Reid
    Director, Chairman of the Board of Directors
Ronaldo A. da Frota Nogueira
    Director
Christopher Russell
    Director
Richard A. Silver
    Director
Kesop Yun
    Director

Robert Goldstein
    President & Chief Executive Officer
Brian S. Shlissel
    Treasurer, Principal Financial & Accounting Officer
Thomas J. Fuccillo
    Secretary & Chief Legal Officer
Lawrence G. Altadonna
    Assistant Treasurer
Youse E. Guia
    Chief Compliance Officer
Lagan Srivastava
    Assistant Secretary

Investment Manager/Administrator

RCM Capital Management LLC
4 Embarcadero Center, 28th Floor
San Francisco, CA 94111

Sub-Adviser

RCM Asia Pacific Limited
21/F, Cheung Kong Center
2 Queen’s Road Central
Hong Kong

Sub-Administrator

Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, NY 10105

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Accounting Agent

State Street Bank & Trust Co.
801 Pennsylvania
Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar

PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
1055 Broadway
Kansas City, MO 64105

Legal Counsel

Ropes & Gray LLP
One International Place
Boston, MA 02110-2624

This report, including the financial information herein, is transmitted to the shareholders of The Korea Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

The financial information included herein is taken from the records of the Fund without examination by an independent registered accounting firm, who did not express an opinion hereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (‘‘SEC’’) for the first and third quarter of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Fund’s website at www.thekoreafund.com.

On January 8, 2007, the Fund submitted a CEO annual certification to the New York Stock Exchange (‘‘NYSE’’) on which the Fund’s principal executive officer certified that he was not aware, as of the date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.

Information on the Fund is available at www.thekoreafund.com or by calling the Fund’s shareholder servicing agent at (800) 331-1710.

ITEM 2.	CODE OF ETHICS

Not required in this filing.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not required in this filing.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required in this filing

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANT

Not required in this filing

ITEM 6.	SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing

ITEM 9.	PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

PERIOD	TOTAL NUMBER OF SHARES PURCHASED	AVERAGE PRICE PAID PER SHARE	TOTAL NUMBER OF SHARES PURCHASED AS PART OF PUBLICLY ANNOUNCED PLANS OR PROGRAMS	MAXIMUM NUMBER OF SHARES THAT MAY YET BE PURCHASED UNDER THE PLANS OR PROGRAMS
July 2007	N/A	N/A	N/A	N/A
August 2007	N/A	N/A	N/A	N/A
September 2007	N/A	N/A	N/A	N/A
October 2007	N/A	N/A	N/A	N/A
November 2007	N/A	$27.71	4,417,449	N/A
December 2007	N/A	N/A	N/A	N/A
ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which stockholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants control over financial reporting.

ITEM 12.	EXHIBITS

(a) (1) Exhibit 99 Cert. - Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b) Exhibit 99.906 Cert. - Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Korea Fund, Inc.
By	/s/ Robert Goldstein
President and Chief Executive Officer

Date March 7, 2008

By	/s/ Brian S. Shlissel
Treasurer, Principal Financial & Accounting Officer

Date March 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Robert Goldstein
President and Chief Executive Officer

Date March 7, 2008

By	/s/ Brian S. Shlissel
Treasurer, Principal Financial & Accounting Officer

Date March 7, 2008